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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 October 6, 2000



                            VORNADO OPERATING COMPANY
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                     NO. 001-14525                NO. 22-3569068
------------------                 -------------                --------------
  (State or Other                   (Commission                 (IRS Employer
  Jurisdiction of                   File Number)                Identification
   Incorporation)                                                    No.)





        210 ROUTE 4 EAST
        PARAMUS, NEW JERSEY                                     07652
------------------------------------------                    ----------
  (Address of Principal Executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (201) 587-1000


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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

         A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     Exhibits.

         The following document is filed as an Exhibit to this report:

           99.1         Press Release, dated October 6, 2000.







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VORNADO OPERATING COMPANY
                                                     (Registrant)


                                                     By: /s/ Irwin Goldberg
                                                         ----------------------
                                                          Name: Irwin Goldberg
                                                          Title: Vice President
                                                        Chief Financial Officer


Date:  October 6, 2000




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                                  EXHIBIT INDEX

              99.1      Press Release, dated October 6, 2000





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